UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM  8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 28, 2023

DMK PHARMACEUTICALS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26372	82-0429727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11622 El Camino Real, Suite 100 San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 997-2400

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DMK	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The disclosures under Item 8.01 below are incorporated herein by reference, to the extent applicable.

Item 8.01	Other Events.

The 2023 annual meeting of stockholders (the “Annual Meeting”) of DMK Pharmaceuticals Corporation (the “Company”), originally convened on November 9, 2023, was reconvened virtually on November 30, 2023 and adjourned, and subsequently reconvened virtually on December 28, 2023. The Company adjourned the Annual Meeting again to allow additional time for the Company to solicit additional proxies and votes to establish a quorum for the conduct of business at the Annual Meeting and additional time for stockholders to vote on the proposals described in the Company’s notice of meeting and definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on October 12, 2023 (the “Proxy Statement”).

The adjourned Annual Meeting will reconvene on January 25, 2024, at 9:00 a.m., Pacific Time.  The adjourned Annual Meeting will be a completely “virtual” meeting of stockholders, and stockholders will be able to listen and participate in the virtual meeting as well as vote during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/DMK2023.  To participate in the virtual Annual Meeting, stockholders will need the control number found on their proxy cards or in the instructions that accompanied their proxy materials.  Only stockholders of record on the record date of October 6, 2023, are entitled to vote.

Important Information

In connection with the solicitation of proxies for the Annual Meeting, the Company filed the Proxy Statement with the SEC.  The Company’s stockholders are strongly advised to read the definitive proxy materials, as supplemented, and any other relevant solicitation materials filed by the Company with the SEC before making any voting decision because these documents contain important information. The Proxy Statement and any other materials filed by the Company with the SEC can be obtained free of charge at the SEC’s website at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMK PHARMACEUTICALS CORPORATION

Dated: January 3, 2024	By:	/s/ Seth A. Cohen
	Name:	Seth A. Cohen
	Title:	Chief Financial Officer

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